Innealta Risk Based Opportunity Moderate Fund

(the “Fund”)

Class A Shares (Symbol: ROMAX)

Class I Shares (Symbol: ROMIX)

Class N Shares (Symbol: ROMNX)

Supplement dated February 18, 2014

to the Prospectus and Statement of Additional Information (“SAI”) dated September 30, 2013

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

At a special meeting held on February 18, 2014, the Board of Trustees of Northern Lights Fund Trust II (the “Trust”), approved a name change for the Fund, a series of the Trust. Effective March 3, 2014, the “Innealta Risk Based Opportunity Moderate Fund” will become the “Innealta Capital Risk Based Opportunity Moderate Fund.”

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated September 30, 2013, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-USE-ETFS (873-3837).